SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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GREEN MOUNTAIN COFFEE ROASTERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GREEN MOUNTAIN COFFEE ROASTERS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

Thursday, March 15, 2007

To Our Stockholders:

The Annual Meeting of Stockholders of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), will be held at the Company’s offices located at 81 Demeritt Place, Waterbury, Vermont (directions enclosed) on March 15, 2007 at 10:00 AM:

1.	To consider and vote upon a proposal to amend the Certificate of Incorporation of the Company to increase the number of shares of common stock which the Company has the authority to issue from 20,000,000 shares to 60,000,000;
2.	To elect two Class II Directors of the Company to serve a three-year term until the Company’s Annual Meeting in 2010 and until the election and qualification of their respective successors; and
3.	To transact such other business as may be properly brought before the Annual Meeting or any adjournments thereof.

The Board has fixed the close of business on January 22, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of those stockholders will be open to examination by any stockholder for any purpose germane to the Meeting during ordinary business hours at the executive offices of the Company for a period of ten days before the Meeting.

All stockholders are cordially invited to attend the Meeting. The Company’s Proxy Statement is submitted herewith. The Annual Report for the fiscal year ended September 30, 2006 is being mailed to stockholders with this Notice and Proxy Statement.

Sincerely,

/s/ Robert P. Stiller
Robert P. Stiller
Chief Executive Officer and President

Waterbury, Vermont

February 13, 2007

All stockholders are urged to attend the Meeting in person or by proxy. Whether or not you expect to be present at the Meeting, please mark, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

Proxy Statement - Table of Contents

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Green Mountain Coffee Roasters, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting,” or the “Meeting”). The Annual Meeting will be held on Thursday, March 15, 2007 at 10 A.M. at the Company’s offices located at 81 Demeritt Place, Waterbury, Vermont. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of record on or about February 13, 2007.

At the Annual Meeting, stockholders will be asked to (1) consider and vote upon a proposal to amend the Certificate of Incorporation of the Company to increase the number of shares of common stock which the Company has the authority to issue from 20,000,000 shares to 60,000,000; (2) elect the following nominees as Class II Directors of the Company to serve for a three-year term until the Company’s Annual Meeting in 2010 and until the election and qualification of their respective successors: Barbara D. Carlini and Hinda Miller; and (3) transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The principal offices of the Company are 33 Coffee Lane, Waterbury, Vermont 05676, and the Company’s telephone number is (800) 545-2326.

VOTING

To vote by proxy, please mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided.

As of the close of business on January 22, 2007, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting,              shares of the Company’s common stock, par value $0.10 per share, were outstanding. The presence in person or by proxy of a majority of the total number of outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

Each stockholder is entitled to one vote for each share of common stock held as of the record date. Stockholders may not cumulate votes for the election of directors. Directors are elected by plurality vote. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval has been obtained, but are counted for quorum purposes.

If a nominee for director is unable to serve as a director, the persons appointed as proxy for the Annual Meeting may, in his or her discretion, vote for another person as director or vote to reduce the number of directors to less than six, as the Board may recommend.

SOLICITATION AND REVOCATION OF PROXIES

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the proposal to amend the Certificate of Incorporation of the Company to increase the number of shares of common stock which the Company has the authority to issue from 20,000,000 shares to 60,000,000 as described herein under “Item 1 — Proposal to Amend the Company’s Certificate of Incorporation to Increase the Authorized Shares of Company Common Stock” and FOR the election of the two director nominees proposed by the Board as described herein under “Item 2 — Election of Directors.” In addition, shares represented by your proxy will be voted in the named proxies’ discretion on any matter that may properly come before the Annual Meeting. Your proxy will only be used at the Annual Meeting and any adjournments.

Once you execute and return your proxy to the Board, you may revoke or change it at any time before it is voted at the Annual Meeting by: (i) delivering a written notice of revocation to the Secretary of the Company at 33 Coffee Lane, Waterbury, Vermont 05676; (ii) delivering another signed proxy to the Secretary; or (iii) attending the Annual Meeting and voting in person.

The Company will bear the entire cost of soliciting the proxies. In addition to solicitation by mail, the directors, officers and other employees of the Company may solicit proxies in person, by telephone or by other means without additional compensation. The Company does not presently intend to retain professional proxy solicitation assistance or to solicit proxies otherwise than as described.

ITEM 1: PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF

INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMPANY

COMMON STOCK

Stockholders are being asked to approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate”) to increase the number of authorized shares of Company common stock from 20 million shares to 60 million shares. On January 15, 2007, the Board approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the stockholders. The Board has determined that this amendment is in the best interests of the Company and its stockholders and recommends approval by the stockholders.

The Certificate currently authorizes the issuance of up to 20 million shares of Company common stock, each with a par value of $0.10 per share. As of the close of business on January 12, 2007, 7,716,083 shares of common stock were outstanding. In addition, as of the close of business on January 12, 2007, the Company had 1,076,160 shares of common stock subject to outstanding stock options and 509,462 shares reserved for issuance pursuant to future grants under the Company’s current stock incentive plans. The Certificate also authorizes the issuance of 1,000,000 shares of preferred stock, none of which are currently outstanding. The proposed amendment will not increase or otherwise affect the Company’s authorized preferred stock.

Purpose of Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future potential business needs. In particular, the Board would like to have sufficient number of shares of common stock available to effect a two-for-one stock split in the form of a stock dividend of one share of common stock for each share of common stock outstanding on the record date for such stock split, which has not yet been determined. The Board believes that a stock split would benefit the Company and its stockholders because it would be expected to place the market price of the Company’s common stock in a range that is more attractive to investors, which may result in improved liquidity and enhanced trading volume for our common stock. However, the Board has not made a final determination with respect to a stock split nor has it set a definite record date for such a split. Any decision to effect a stock split would be based on market factors and other considerations. Without the approval by the stockholders of the Company to increase the number of authorized shares of the Company’s common stock, the Board would be unable to authorize a 2-for-1 stock split and have a sufficient reserve of common stock remaining to consider and plan for future potential business needs.

Excluding the stock split discussed above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in authorized shares. The additional shares of common stock will be available for issuance by the Board for various corporate purposes, including but not limited to, stock splits, stock dividends, grants under employee stock plans, financings, corporate mergers and acquisitions and other general corporate transactions. Having this additional authorized common stock available for future use will allow the Company to issue additional shares of common stock without the expense and delay of arranging a special meeting of stockholders.

Possible Effects of the Amendment and Additional Anti-takeover Consideration

If the amendment to the Certificate is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval, except as may be required by law or the rules of the Nasdaq Stock Market. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. The proposed stock split, should it be effected, would reduce the Company’s earnings per share but would not affect voting rights of current stockholders, as each stockholder would continue to hold the same percentage interest in the Company. However, to the extent that the additional authorized shares of common stock are issued in the future outside of the considered stock split, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership thereof.

The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Company could also use the additional shares of common stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments, although the Company has no present plans to do so.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMPANY COMMON STOCK .

ITEM 2: ELECTION OF DIRECTORS

The Board is currently composed of six directors and is divided into three classes. Each year one class of directors stands for election for a three-year term. The term of office for Class I Directors, consisting of William D. Davis, Jules A. del Vecchio and Robert P. Stiller will expire at the 2009 Annual Meeting. The term of office for Class II Directors, consisting of Barbara D. Carlini and Hinda Miller will expire at the 2007 Annual Meeting. The term of office for the Class III Director, David E. Moran, will expire at the 2008 Annual Meeting.

The Company’s bylaws provide that the number of directors of the Company may be established by resolution of the Board. As of the 2004 Annual Meeting the number of directors of the Company was reduced from eight to seven, with three directors in Class I and two directors in Class II and two directors in Class III. Ms. Brooks, who was a Class III director, resigned in September 2006.

At the 2007 Annual Meeting, two persons are to be elected as Class II Directors to hold a three-year term of office from the date of their election until the 2010 Annual Meeting and until their successors are duly elected and qualified. The two nominees for election as Class II Directors are Barbara D. Carlini and Hinda Miller, each of whom is currently a Class II Director. Each nominee has agreed to serve as a director if elected.

Information concerning the two nominees and the directors whose terms of office will continue after the 2007 Annual Meeting is set forth below.

Name	Age	Position	Director Since
Class I Directors Continuing in Office — Term Ending in 2009

William D. Davis (1) (2)	57	Director	1993

Jules A. del Vecchio	63	Director	1993

Robert P. Stiller	63	Chairman of the Board of Directors, President and Chief Executive Officer	1993

Nominees for Election as Class II Directors — Term Ending in 2010

Barbara D. Carlini (1) (2) (3)	47	Director	2002

Hinda Miller (1) (2) (3)	56	Director	1999

Class III Director Continuing in Office — Term Ending in 2008

David E. Moran (2) (3)	52	Director	1995

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Governance and Nominating Committee

Certain biographical information regarding each nominee and each director continuing in office is set forth below:

William D. Davis (Class I) is a Director and the President and Chief Executive Officer of Learning Care Group, Inc., a wholly-owned subsidiary of ABC Learning Centres of Brisbane Australia. Mr. Davis is also the Chairman of the Board of Learning Care since January 2006. Mr. Davis joined Learning Care Group in July 2002. From March 2002 to July 2002, Mr. Davis was the President and Chief Executive Officer of Tutor Time Learning Systems. Mr. Davis was also President and Chief Executive Officer of ChefExpress.net, Inc., an integrated food solution company, from January 2000 to June 2001. Prior to that Mr. Davis was an owner and a board member of Rondele Acquisition LLC, d/b/a Rondele Specialty Foods. Mr. Davis joined Rondele Foods as Partner in January 1996, and became Chairman of Rondele Specialty Foods (a newly formed company) in December 1998. Mr. Davis also served as Partner of Waterbury Holdings of Vermont, a specialty foods holding company, from March 1995 to December 1998. Mr. Davis was CEO of Waterbury Holdings from March 1995 through January 1998. In his association with Waterbury Holdings, Mr. Davis held the position of Partner and CEO of the company’s affiliates including McKenzie LLC, All Season’s Kitchen LLC, Franklin County Cheese Corporation, Frank Hahn Incorporated, and Waterbury Fresh Foods LLC.

Jules A. del Vecchio (Class I) is currently a First Vice President of New York Life Insurance Company and is responsible for communications, and agent management and training. Mr. del Vecchio has been affiliated with New York Life Insurance Company since 1970.

Robert P. Stiller (Class I), founder of the Company, has served as its President and a director since its inception in July 1981. In September 1971, Mr. Stiller co-founded Robert Burton Associates, a company engaged in the development and sale of E-Z Wider products and served as its President and director until June 1980, when Robert Burton Associates was sold.

Barbara D. Carlini (Class II) has served as Chief Information Officer of Motorola’s Mobile Devices Division since May 2006. From November 2001 until March 2006, Ms. Carlini was the Chief Information Officer of Diageo, NA (formerly Guinness North America). From September 1997 to November 2001, Ms. Carlini was Senior Director of Sales and Marketing Systems at Nabisco.

Hinda Miller (Class II) is currently President of DeForest Concepts, a consulting firm specializing in small business and the promotion of women entrepreneurs, and a member of several Boards of Directors. Ms. Miller has been a Vermont State Senator since January 2003. Ms. Miller co-founded Jogbra, Inc., in 1977, the original maker of the “jogbra” women’s sports garment. Ms. Miller served as President of Jogbra, Inc., from 1977 until 1990, and continued to serve as such when the company was purchased by Playtex Apparel, Inc., in 1990. In 1991, when Playtex Apparel was sold to Sara Lee Corp., Ms. Miller continued her leadership as President until 1994. In May 1994, she became CEO of the Champion Jogbra division of Sara Lee. From January 1996 through December 1997, Ms. Miller served as Vice President of Communications for the same division.

David E. Moran (Class III) has been President of Marketing Driven Solutions (MDS), a marketing consulting firm focused on driving organic growth through innovation, brand building and portfolio strategy, since June 2005. Prior to founding MDS, Mr. Moran was employed in senior management positions with management consulting companies. Mr. Moran was CEO of Fusion 5 from July 1999 to June 2005, Senior Partner of the Cambridge Group from July 1992 through July 1999, and Partner at Marketing Corporation of America from July 1984 to June 1992. Earlier in his career Mr. Moran spent ten years in Brand Management at General Foods and International Playtex. While at General Foods, he was Brand Manager of several of its Maxwell House coffee brands.

Mr. del Vecchio’s wife, a sister of Mr. Stiller’s wife, passed away in 2006. Except for the relationship between Messrs. Stiller and del Vecchio, none of the directors or nominees has any family relationship with any other nominee, director or officer. None of the Company’s directors or executive officers is involved in any material legal proceeding against the Company.

GENERAL INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of the Company met seven times in fiscal 2006. During that year each of the directors attended at least 75% of the aggregate of all meetings of the Board and committees of which he or she was a member. Following the 2007 Annual Meeting, provided that the nominees, Ms. Carlini and Ms. Miller, are re-elected to the Board, the Board has determined that a majority of the directors will be independent as required by the NASD Marketplace Rules (the “NASDAQ Rules”). The Board has affirmatively determined by resolution that directors (or nominees) Davis, Carlini, Miller and Moran are independent within the meaning of Rule 4200(a)(145) of the NASDAQ Rules. During fiscal 2006 the independent directors attended three special executive session meetings in which no other directors were present.

Although the Company does not have a formal policy regarding attendance by members of the Board at the Company’s Annual Meeting of Stockholders, it encourages directors to attend and historically more than a majority have done so. All members of the Board who were members on March 16, 2006, the date of the last annual meeting of stockholders, attended the meeting.

Historically, the Company has not adopted a formal process for stockholder communications with the Board. In view of the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been excellent.

Governance and Nominating Committee. The principal function of the Board’s standing Governance and Nominating Committee is to review and recommend qualified candidates to the Board for nomination for election to the Board. Directors Carlini, Miller (Chairperson) and Moran constituted this committee in fiscal 2006. Each of these directors is considered an independent director as prescribed by the NASDAQ Rules. The committee met three times in fiscal 2006.

The Governance and Nominating Committee will consider director candidates recommended by stockholders. Recommendations may be sent to the Governance and Nominating Committee c/o Frances G. Rathke, Secretary, Green Mountain Coffee Roasters, Inc., 33 Coffee Lane, Waterbury, VT 05676.

The Board has adopted a charter for the Governance and Nominating Committee. The Governance and Nominating Committee Charter is posted on the Company’s website. The Internet address for the Company’s website is http://www.GreenMountainCoffee.com and the Governance and Nominating Committee Charter may be found as follows:

1.	From the Company’s home page, first click on “Investor Services.”

2.	Next, under the heading Committee Charters click on “Governance and Nominating Charter.”

Historically, the Company has not had a formal policy concerning stockholder recommendations of nominees to the Board or the Governance and Nominating Committee. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received.

In evaluating director nominees, the Governance and Nominating Committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in the food and beverage industry, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience in political affairs;

•	experience with accounting rules and practices;

•	appreciation of the relationship of the Company’s business to the changing needs of society; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Governance and Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from business and professional experience. In doing so the Governance and Nominating Committee also considers candidates with appropriate non-business backgrounds.

Other than the foregoing guidelines there are no stated minimum criteria for director nominees, although the Governance and Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In its deliberations, the Governance and Nominating Committee is aware that one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board must be comprised of “independent directors” as defined in Rule 4200 of the NASDAQ Rules. The Governance and Nominating Committee also believes it appropriate for Company’s management to participate as members of the Board.

The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance and Nominating Committee or the Board decides not to re-nominate a member for re-election, the Governance and Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance and Nominating Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance and Nominating Committee. Research may also be performed to identify qualified individuals. In October 2006, the Company engaged Spencer Stuart, an executive recruiting firm, to assist in identifying potential candidates for the Board with the intention of appointing one or two new Board members in fiscal 2007.

Compensation Committee. The Board’s standing Compensation Committee, composed of non-employee directors, establishes, implements and monitors the strategy, policies and plans of the Company for the compensation of all executive officers of the Company. Its duties include reviewing and determining the compensation of the executive officers of the Company, including setting any Company or business unit performance goals. Directors Carlini (Chairperson), Davis, Miller and Moran constituted this Committee in fiscal 2006. All of these directors are independent within the meaning of Rule 4200 of the NASDAQ Rules. The Committee met five times during fiscal 2006.

Audit Committee. The Audit Committee currently consists of Directors Carlini, Davis (Chairperson), and Miller, each of whom satisfies the audit committee independence standard under Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 4200 of the NASDAQ Rules. The Board has determined that Mr. Davis is an “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The principal duties and responsibilities of the Audit Committee are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

•	Appoint, evaluate and replace any registered public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work (the “Auditors”);

•	To review and appraise the audit efforts and independence of the Auditors;

•	Review and appraise the efforts and effectiveness of the Company’s internal auditing efforts; and

•	Provide an avenue of communication among the Auditors, financial and senior management, the internal auditing function and the Board.

The Audit Committee met eight times during fiscal 2006. Seven of these eight meetings included the PricewaterhouseCoopers LLP audit partner, the audit manager, as well as the Company’s Chief Financial Officer and Senior Internal Auditor and other members of management. Additional information regarding the Audit Committee and the Company’s independent registered public accounting firm is disclosed under the heading Independent Registered Public Accounting Firm and Audit Committee Report.

The Audit Committee Report below, and the Performance Graph on page 17, shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, neither of the reports nor the Performance Graph shall be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

This report is furnished by the Company’s Audit Committee with respect to the Company’s financial statements for fiscal 2006.

The Committee operates pursuant to a written charter. A copy of the Amended and Restated Audit Committee Charter is enclosed in Appendix C of this Proxy Statement and is posted on the Company’s website.

The Company’s management is responsible for the preparation and presentation of complete and accurate financial statements. The independent registered public accounting firm, PricewaterhouseCoopers, LLP, is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit. The Audit Committee oversees and monitors the Company’s management and the independent registered public accounting firm throughout the financial reporting process.

In performing its oversight role, the Audit Committee has reviewed and discussed with management of the Company the Company’s audited financial statements for fiscal 2006. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with PricewaterhouseCoopers, LLP the Company’s independent registered accounting firm for fiscal 2006, the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees (Codification of Statements on Auditing Standards, AU 380), as in effect for the Company’s fiscal 2006. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as in effect for the Company’s fiscal 2006. The Committee also has considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the auditors’ independence and has discussed with PricewaterhouseCoopers, LLP the auditors’ independence.

Based on the review and discussions referred to in the foregoing paragraph, and subject to the limitations on the role and responsibilities of the Committee in the Charter, the Audit Committee recommended to the Board of the Company that the Company’s audited financial statements for fiscal 2006 be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2006, for filing with the Securities and Exchange Commission.

The Audit Committee has appointed PricewaterhouseCoopers LLP as the independent registered accounting firm of the Company for fiscal 2007.

Submitted by the Fiscal 2006 Audit Committee

William D. Davis, Chairman

Barbara D. Carlini

Hinda Miller

DIRECTORS’ COMPENSATION

Directors who are also employees of the Company do not receive compensation for serving as directors. Directors who are not employees of the Company are paid a retainer and are reimbursed for ordinary and necessary travel expenses incurred in connection with attendance at each Board meeting. The annual retainer in fiscal 2006 was $8,000. In fiscal 2006, each non-employee director earned $2,000 per meeting attended and $1,000 per committee meeting which is held on days other than board meeting dates in addition to the annual retainer. In addition, for fiscal 2006 the Audit Committee chairperson received an annual retainer of $5,000. Annual retainers and meeting fees are unchanged in fiscal 2007. The Audit Committee chairperson received an annual retainer of $5,000 for fiscal 2007.

Ms. Carlini, Mr. Davis, and Ms. Miller have elected to participate in the Company’s 2002 Deferred Compensation Plan. Mr. Davis is deferring receipt of his annual retainer and chairperson fee for calendar 2006 and 2007 (up to a maximum of $20,000 for 2007 fees). Ms. Carlini has elected to defer receipt of 100 percent of her board meetings and committee meeting fees for calendar 2006 and 2007. Ms. Miller has elected to defer receipt of 100 percent of her board meetings and committee meeting fees for calendar 2006 and 2007.

In addition, the Company has granted stock options from time to time to its outside directors. In fiscal year 2006, the Company granted ten-year non-statutory options to purchase 3,000 shares each to Messrs. Davis, del Vecchio, and Moran, and to Ms. Miller and Ms. Carlini. All of these options are exercisable at $36.91 per share and vest over four years.

See the section of this Proxy Statement entitled Security Ownership of Certain Beneficial Owners and Management for information as to ownership of Company securities by nominees for director.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE TWO NOMINEES TO THE BOARD OF DIRECTORS UNDER THIS PROPOSAL.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the aggregate compensation, cash and non-cash, awarded to, earned by or paid by the Company to its President and Chief Executive Officer, and its four highest-paid executive officers whose annual compensation (consisting solely of base salary and bonus, if any) exceeded $100,000 for the fiscal year ended September 30, 2006 (the “Named Executive Officers”).

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Compen- sation ($)(1)	Securities Underlying Stock Options (2)	Other Compen- sation ($)
Robert P. Stiller Chairman of the Board of Directors, President and Chief Executive Officer	2004 2005 2006	350,000 353,846 433,675	175,226 209 193,500	4,577 8,009 8,154	100,000 — 35,000	1,219 1,096 1,055	(3) (4) (5)

Kathryn S. Brooks Vice President, Human Resources and Organizational Development	2004 2005 2006	160,000 190,000 202,308	36,226 209 76,000	4,246 5,545 5,954	— 4,000 7,900	1,170 1,093 1,055	(3) (4) (5)

R. Scott McCreary Senior Vice President and Chief Operating Officer	2004 2005 2006	— 240,000 252,396	75,000 209 106,448	— 5,685 7,443	50,000 — 10,100	— — 1,055	(5)

Frances G. Rathke Chief Financial Officer, Secretary and Treasurer	2004 2005 2006	172,115 206,000 223,230	77,750 209 88,667	62,443 30,541 31,636	25,000 4,100 18,700	— 1,093 1,055	(4) (5)

James E. Travis Vice President of Sales	2004 2005 2006	— 24,231 214,038	— 41,563 79,800	— 14,519 50,984	— 15,000 8,500	— — —

(1)	Represents matching contributions to the Company’s 401(k) Plan. For Ms. Rathke, it also includes stock compensation for stock options issued below market price. For Mr. Travis, it also includes an allowance for relocation.
(2)	Represents shares of common stock issuable upon exercise of options granted under the Company’s 2000 Stock Option Plan and the Company’s 2006 Incentive Plan.
(3)	Represents the market value of shares as of December 31, 2003 allocated to an account established for the Named Executive Officer’s benefit pursuant to the Company’s Employee Stock Ownership Plan (“ESOP”).

(4)	Represents the market value of shares as of December 31, 2004 allocated to an account established for the Named Executive Officer’s benefit pursuant to the Company’s Employee Stock Ownership Plan (“ESOP”).
(5)	Represents the market value of shares as of December 31, 2005 allocated to an account established for the Named Executive Officer’s benefit pursuant to the Company’s Employee Stock Ownership Plan (“ESOP”).

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share ($)	Market Price Per Share ($)	Expiration Date	Present Value at Date of Grant (2)($)
Robert P. Stiller	35,000	8.3%	40.05	40.05	03/16/2016	650,000
Kathryn S. Brooks	7,900	1.9%	39.76	39.76	05/03/2016	149,000
R. Scott McCreary	10,000	2.4%	39.76	39.76	05/03/2016	189,000
R. Scott McCreary	100	0.0%	39.72	39.72	04/01/2016	2,000
Frances G. Rathke	18,700	4.4%	39.76	39.76	05/03/2016	354,000
James E. Travis	8,500	2.0%	39.76	39.76	05/03/2016	161,000

(1)	The options, which were granted under the Company’s 2006 Incentive Plan, generally become exercisable over a four-year period.
(2)	In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company’s use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Present Value at Date of Grant: an expected life averaging 5 years, an average volatility of 43%, no dividend yield, and a risk-free interest rate averaging 5%.

The Company has not repriced any stock options during fiscal 2006. On the basis of interim guidance provided by the Internal Revenue Service, the Company and and its Chief Financial Officer Ms.Rathke agreed to amend a discounted option to avoid the adverse tax consequences of Section 409A of the Internal Revenue Code by increasing the exercise price of the option to the fair market value on the date of its grant. Except for this amendment, it is the Company’s current intention not to reprice stock options irrespective of whether plan documents would otherwise permit that action.

AGGREGATED OPTION EXERCISES

The following table sets forth information (on an aggregated basis) concerning each exercise of stock options during the fiscal year ended September 30, 2006, by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

Aggregated Option Exercises

In The Fiscal Year Ended September 30, 2006

Fiscal Year-End Option Values

	Shares Acquired on Exercise	Value Realized ($)	Number of Unexercised Options at Fiscal Year-End		Intrinsic Value ($) of Unexercised “In-the-Money” Options at Fiscal Year-End (1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Robert P. Stiller	29,458	556,000	60,542	85,000	998,000	810,000
Kathryn S. Brooks	—	—	26,560	11,940	424,000	54,000
R. Scott McCreary	—	—	25,000	35,100	426,000	426,000
Frances G. Rathke	—	—	19,249	28,551	368,000	173,000
James E. Travis	—	—	3,750	19,750	—	—

(1)	Options are “in-the-money” at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. At September 30, 2006, the closing price quoted on the Nasdaq National Market was $36.80.

On September 14, 2000, the Board of the Company adopted a resolution establishing the Green Mountain Coffee, Inc., Employee Stock Ownership Plan (“ESOP”). The ESOP is qualified under sections 401(a) and 4975(e)(7) of the Internal Revenue Code. All employees of the Company, including the Named Executive Officers, with one year or more of service who are at least 21 years of age are eligible to participate in the Plan, in accordance with the terms of the Plan. The Company may, at its discretion, contribute shares of Company stock or cash that is used to purchase shares of Company stock. Company contributions are credited to eligible participants’ accounts pro-rata based on their compensation. For Plan participants hired before January 1, 2002, Plan benefits vested ratably over five years from the date of hire of the employee. For Plan participants hired after January 1, 2002, Plan benefits vest after five years of employment. The Company recorded ESOP compensation costs of $200,000 annually for each of the fiscal years ended on September 30, 2006, September 24, 2005, and September 25, 2004. The Company loaned the ESOP $2,000,000 during the fiscal year ended on September 29, 2001 pursuant to a Loan Agreement dated April 16, 2001. During fiscal 2001, the ESOP purchased 86,300 shares of the Company’s common stock in open market purchases. As of September 30, 2006, 9,770 of those shares remained unallocated to Plan participants.

COMPENSATION COMMITTEE REPORT EXECUTIVE COMPENSATION FOR FY 2006

The Compensation Committee of the Board is composed of outside directors, none of whom is currently or was formerly an officer or employee of the Company. The purpose of the Compensation Committee is to support the organizational performance of Green Mountain Coffee Roasters, Inc. through the alignment of executive compensation strategies, organizational development initiatives, human resources programs, and related plans. It is responsible for establishing and monitoring the compensation strategy, policies and plans for all executive officers of the Company and the compensation of the CEO. All the members of the Compensation Committee are independent under SEC rules and the NASDAQ listing requirements.

Section 162(m) of the Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a corporation’s chief executive officer and the four other most highly compensated executive officers. In adopting and administering executive compensation plans and arrangements, the Committee considers whether the deductibility of such compensation will be limited under Section 162(m) of the Code.

The Compensation Committee’s fiscal 2006 policy was to compensate the executive officers in ways that would: (1) encourage Company growth and profitability, (2) maintain market-competitive compensation, and (3) reward superior performance by the executive officers. The factors and criteria upon which the Committee determined the fiscal 2006 base compensation of its executive officers included external market benchmarking and internal assessment of each executive officer’s performance, experience, responsibilities and skills. The 2006 short-term bonuses were based upon the Company achieving certain earnings per share and operating profit targets. Payouts were made to senior management of the Company according to the plan.

The Committee believes that this approach aligns the interests of the Company and its stockholders.

The Compensation Committee was assisted by Bucks Consulting in its review and evaluation of executive compensation. The Chief Executive Officer recommended fiscal 2006 salary and bonus targets for each executive officer other than the Chief Executive Officer that reflected a benchmark to market, internal equity, and individual performance. The Committee accepted the recommendations.

The Committee established the salary and bonus for the Chief Executive Officer, which it also benchmarked to market compensation rates.

Submitted by the Fiscal 2006 Compensation Committee,

Barbara D. Carlini, Chair

William D. Davis

Hinda Miller

David E. Moran

PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total stockholder return on the Company’s common stock during the period from September 29, 2001 through September 30, 2006, with the cumulative total return for (i) the Nasdaq Composite Index (the Nasdaq index for U.S. Companies used in prior years was discontinued in 2006) and (ii) the Standard & Poor’s Packaged Foods and Meats Index. The comparison assumes that $100 was invested on September 29, 2001 in the Company’s common stock at the closing price of $23.05, and in each of the foregoing indices, assuming reinvestment of dividends, if any. The comparison reflected in the graph and table is not intended to forecast the future performance of the Company’s common stock and may not be indicative of such future performance.

Cumulative Total Return	9/29/01	9/28/02	9/27/03	9/25/04	9/24/05	9/30/06
Green Mountain Coffee Roasters, Inc.	100.00	56.62	87.29	85.73	148.20	159.65
NASDAQ Composite	100.00	80.86	120.91	131.17	150.50	160.07
S & P 600 Packaged Foods & Meats	100.00	99.47	126.09	147.14	177.71	185.48

EMPLOYMENT AGREEMENTS

In a letter dated March 13, 2001 offering Kathryn S. Brooks employment as the Company’s Vice President of Human Resources and Organizational Development, the Company agreed that, in the event that Ms. Brooks’s employment with the Company was terminated for any reason other than cause, the Company would pay Ms. Brooks severance equal to one-year’s salary payable over twelve-months.

In a letter dated September 10, 2004 offering R. Scott McCreary employment as the Company’s Senior Vice President and Chief Operating Officer, the Company agreed that, in the event that Mr. McCreary’s employment with the Company was terminated for any reason other than cause, the Company would pay Mr. McCreary severance equal to one-year’s salary payable over twelve-months.

In a letter dated July 21, 2005 offering James Travis employment as the Company’s Vice President of Sales, the Company agreed that, in the event that Mr. Travis’ employment with the Company was terminated for any reason other than cause, the Company would pay Mr. Travis severance equal to one-year’s salary payable over twelve-months.

On October 31, 2003, the Company entered into an Employment Agreement with Frances G. Rathke, its Chief Financial Officer, Treasurer and Secretary. The Employment Agreement provides that Ms. Rathke will receive a base annual salary of $190,000 for the first six months of employment and a minimum annual salary of $200,000 afterwards. It also provides for an option grant of 25,000 shares at an exercise price of $17.33. In the event the Company terminates Ms. Rathke’s employment for any reason other than cause, the Company would pay Ms. Rathke severance equal to one-year’s salary over twelve-months. In case of a change in control, Ms. Rathke is entitled to severance compensation equal to one and a half times her annual salary and bonus.

In connection with its Merger with Keurig, Incorporated, on May 2, 2006 the Company entered into an employment agreement with Nicholas Lazaris, President of Keurig. The employment agreement took effect upon the consummation of the Merger on June 15, 2006 and has a term of four years. Under the terms of the employment agreement, Mr. Lazaris receives a base annual salary of $300,000 and an annual bonus, targeted at 60% of base salary, to be determined by the Company’s Board based on the performance of Keurig. Mr. Lazaris also received, upon the consummation of the Merger, an inducement stock option award entitling Mr. Lazaris to purchase 50,000 shares of the Company’s common stock at the market value on the date of grant, such option to vest at a rate of 25% on each of the first four anniversaries of the date of grant. If Mr. Lazaris’ employment is terminated other than for cause at any time after the expiration of two years following the date of the Merger, then Mr. Lazaris will receive severance benefits equal to one year of his base salary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is a former or current officer or employee of the Company, nor does any executive officer of the Company serve as an officer, director or member of a compensation committee of any entity one of whose executive officers or directors is a director of the Company.

CODE OF ETHICS

The Company has adopted the Green Mountain Coffee Roasters Code of Ethics which is applicable to all directors, officers and employees of the Company. In addition, the Company has also adopted the Green Mountain Coffee Roasters Finance Code of Professional Conduct which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and all other employees engaged in the finance organization at the Company. Collectively and individually each of these codes constitutes a “code of ethics” within the meaning of Item 406 of Regulation S-K promulgated under the Exchange Act. The current version of each of these codes is posted on the Company’s website. The Company intends to make all required disclosures concerning amendments to, or waivers from, this code on the governance page of the Company’s website, www.greenmountaincoffee.com.

The Internet address for our website is http://www.GreenMountainCoffee.com and the code of ethics may be found as follows:

1.	From the Company’s home page, first click on “Investor Services.”

2.	Next scroll down to “Code of Ethics” listed on the left side menu and click on desired selection.

The Company’s website is included in this proxy statement as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2006 about the Company’s securities which may be issued under the Company’s compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	901,030	$19.34	526,366
Equity compensation plans not approved by security holders (1)	252,173	$20.32	—

Total	1,153,203	$19.55	526,366

(1)	Includes compensation plans assumed in the Keurig acquisition and an inducement grant to Nicholas Lazaris. See Note 12 of the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended September 30, 2006.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of January 12, 2007 for (1) each person known by the Company to own beneficially 5% or more of the outstanding shares of its common stock, (2) each of the Company’s directors and nominees, (3) each Named Executive Officer and (4) all directors and executive officers of the Company as a group:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent Ownership of Common Stock Outstanding
Robert P. Stiller (1) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, VT 05676	2,373,521	30.6%

Kathryn S. Brooks (2) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, VT 05676	33,448	0.4%

R. Scott McCreary (3) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, VT 05676	29,222	0.4%

Frances G. Rathke (4) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, VT 05676	25,586	0.3%

James E. Travis (5) c/o Green Mountain Coffee Roasters, Inc. 33 Coffee Lane Waterbury, VT 05676	4,448	0.1%

Barbara D. Carlini (6) c/o Motorola, Inc. 600 N. U.S. Highway 45 M/D 4W-24K Libertyville, IL 60048	12,131	0.2%

William D. Davis (7) c/o Learning Care Group 21333 Haggerty Road Suite 300 Novi, MI 48375	61,024	0.8%

Jules A. del Vecchio (8) c/o New York Life Insurance Co. 51 Madison Avenue New York, NY 10010	39,283	0.5%

David E. Moran (9) 16 Tamarack Place Greenwich, CT 06831	19,600	0.3%

Hinda Miller (10) c/o Deforest Concepts 84 Deforest Heights Burlington, VT 05401	22,422	0.3%

Brown Capital Management (11) 1201 North Calvert Street Baltimore, MD 21202	764,809	9.9%

Essex Investment Management LLC. (11) 129 High Street 29th floor Boston, MA 02110	392,830	5.1%

Natcan Investment Management Inc. (11) 1100 University, Suite 400 Montreal, Québec H3B 2G7, Canada	402,574	5.2%

All directors and executive officers as a group (17 persons) (12)	2,430,750	34.9%

(1)	Includes an aggregate of 344,550 shares of common stock held by Trusts for the benefit of Mr. Stiller’s wife and children and excludes shares owned by relatives of Mr. Stiller, if any, as to which Mr. Stiller disclaims beneficial ownership. Also includes 58,750 shares of common stock for Mr. Stiller issuable upon exercise of outstanding stock options exercisable within 60 days and 521 shares of common stock which have been allocated to an account established for Mr. Stiller pursuant to the ESOP and over which he exercises sole voting power.
(2)	Includes 29,580 shares of common stock for Ms. Brooks issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 315 shares of common stock which have been allocated to an account established for Ms. Brooks pursuant to the ESOP and over which she exercises sole voting power.
(3)	Includes 25,000 shares of common stock for Mr. McCreary issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 25 shares of common stock which have been allocated to an account established for Mr. McCreary pursuant to the ESOP and over which he exercises sole voting power.
(4)	Includes 22,853 shares of common stock for Ms. Rathke issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 69 shares of common stock which have been allocated to an account established for Ms. Rathke pursuant to the ESOP and over which she exercises sole voting power.
(5)	Includes 3,750 shares of common stock for Mr. Travis issuable upon exercise of outstanding stock options exercisable within 60 days.
(6)	Includes 11,100 shares of common stock for Ms. Carlini issuable upon exercise of outstanding stock options exercisable within 60 days and 1,031 phantom stock units earned under the 2002 deferred compensation plan.

(7)	Includes 4,600 shares of common stock for Mr. Davis issuable upon exercise of outstanding stock options exercisable within 60 days and 1,934 phantom stock units earned under the 2002 deferred compensation plan. Also includes 1,539 shares held by Mr. Davis’ spouse.
(8)	Includes 20,600 shares of common stock for Mr. del Vecchio issuable upon exercise of outstanding stock options exercisable within 60 days.
(9)	Includes 19,600 shares of common stock for Mr. Moran issuable upon exercise of outstanding stock options exercisable within 60 days.
(10)	Includes 14,600 shares of common stock for Ms. Miller issuable upon exercise of outstanding stock options exercisable within 60 days and 722 phantom stock units earned under the 2002 deferred compensation plan.
(11)	Information as of September 30, 2006, based solely upon a review of a statement on Schedules 13-F filed with the Commission for the period ended September 30, 2006. The Company assumes no responsibility with respect to such information.
(12)	Includes an aggregate of 408,356 shares of common stock issuable upon exercise of stock options held by certain officers and directors of the Company that are exercisable within 60 days and 3,687 phantom stock units earned under the 2002 deferred compensation plan. Also includes 3,131 shares of common stock which have been allocated to accounts established for officers of the Company pursuant to the ESOP.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and the NASDAQ. SEC rules require reporting persons to supply the Company with copies of these reports.

Based solely on its review of the copies of such reports received and written representations from reporting persons, the Company believes that with respect to fiscal 2006 all reporting persons timely filed the required reports except for Paul Comey, Michael Dupee, Dave Moran, James Prevo and Robert Stiller who each filed one late Form 4 covering a single transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company uses travel services provided by Heritage Flight, a charter air services company acquired by Mr. Stiller, the Company’s CEO, in September 2002. During the fiscal year ended September 30, 2006, the Company was billed a total of $115,000 by Heritage Flight for travel services provided to various employees of the Company.

Transactions between the Company and its officers, directors, principal stockholders or other affiliates are on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and are approved by the Company’s Audit Committee.

FINANCIAL AND OTHER INFORMATION

The Company is mailing its 2006 Annual Report to its stockholders with this Proxy Statement. The 2006 Annual Report contains the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006. The Company’s Form 10-K for the year ended September 30, 2006 can also be accessed online at the website of the Securities and Exchange Commission, www.sec.gov. The documents are also available without charge by requesting them in writing from Green Mountain Coffee Roasters, Inc. at 33 Coffee Lane, Waterbury VT 05676, or by telephone at (802) 244-5621.

OTHER BUSINESS

The Board is not aware of any matters not set forth herein that may come before the Annual Meeting. However, if other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote as the Board directs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for fiscal year 2006. The Company expects that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting. This representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s auditor for the current fiscal year.

Fees (including reimbursements for out-of-pocket expenses) paid to PricewaterhouseCoopers LLP for services in fiscal 2006 and 2005 were as follows:

	2005	2006
Audit Fees *	$896,000	$966,000
Audit-Related Fees	$8,000	$151,000
Tax Fees	—	—
All Other Fees	—	—

*	The 2006 and 2005 Audit Fees include approximately $580,000 and $753,000, respectively, for attestation services related to the Company’s internal controls over financial reporting for compliance with Section 404 of the Sarbanes-Oxley Act.

The above amounts relate to services provided in the indicated fiscal years, irrespective of when they were billed. Audit-related fees consisted primarily of consultation concerning accounting and financial reporting and review of the Company’s internal controls. The Audit Committee considered the compatibility of non-audit services by PricewaterhouseCoopers LLP with the maintenance of that firm’s independence.

The Audit Committee generally approves all engagements of the independent registered public accounting firm in advance including approval of the related fees. The Audit Committee approves an annual budget (and may from time to time approve amendments), which specifies projects and the approved levels of fees for each. To the extent that items are not covered in the annual budget or fees exceed the budget, management must have them approved by the Audit Committee or, if necessary between Committee meetings, by the Audit Committee chairman on behalf of the Committee. Projects of the types approved for which fees total less than $50,000 in each case may be approved by the Chair of the Audit Committee, subject to review and approval by the Audit Committee at its next meeting.

PROPOSALS OF STOCKHOLDERS

In order to be included in the Company’s proxy materials for presentation at the 2008 Annual Meeting of Stockholders, a shareholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received by the Secretary of the Company at 33 Coffee Lane, Waterbury, VT, 05676 by October 17, 2007 and must comply with the requirements of Rule 14a-8.

The deadline for receipt of timely notice of shareholder proposals for submission to the Company’s 2008 Annual Meeting of Stockholders without inclusion in the Company’s 2008 Proxy Statement is December 31, 2007. Unless such notice is received by the Company at its corporate headquarters, Attention Fran G. Rathke, Secretary, on or before the foregoing date, proxies with respect to such meeting will confer discretionary voting authority with respect to any such matter.

APPENDIX A

GREEN MOUNTAIN COFFEE ROASTERS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held March 15, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Robert P. Stiller and Frances G. Rathke, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Green Mountain Coffee Roasters, Inc. (the “Company”) in such manner as they, or either of them, may determine on any matters which may properly come before the meeting or any adjournments thereof and to vote on the matters set forth below as directed by the undersigned. The Annual Meeting will be held at the Company’s offices at 81 Demeritt Place, Waterbury, Vermont, on Thursday, March 15, 2007, at 10:00 a.m., and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

1.	Proposal 1 — To Amend the Company’s Certificate of Incorporation to Increase the Authorized Shares of Company Common Stock to 60,000,000.

☐  FOR    ☐  AGAINST    ☐  ABSTAIN

2.	Proposal 2 - To Elect Two Class II Directors

Nominees: Class II Directors: Barbara D. Carlini and Hinda Miller.

☐  FOR all nominees    ☐  WITHHELD from all nominees

☐  FOR, except vote withheld from the following nominees: ___________________________________

3.	Proposal 3 — Transaction of any other business that may properly come before the Meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR UNDER PROPOSAL 1 AND PROPOSAL 3, AND IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this card. If it is inaccurate please include your correct address below.

Dated: , 2007

(Signature)

(Signature)

Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.

APPENDIX B

DIRECTIONS TO GREEN MOUNTAIN COFFEE ROASTERS

ADMINISTRATION & FINANCE OFFICES

81 DEMERITT PLACE

WATERBURY, VT 05676

From Boston, MA Area:

•	Take Interstate 93 North to Interstate 89 North.

•	I-89 North crosses NH into Vermont (where the exit numbers will begin again with Exit 1).

•	Take I-89 North to Vermont Exit # 10 - Waterbury/Stowe.

•	Coming off the Exit ramp, take a left onto Rt. 100 South.

•	You will come to a “T” at which you take a left onto Rt. 100 South/Rt. 2 East (No. Main St.).

•	Go under the overpass and stay on this street, continue past two traffic lights (No. Main St. becomes So. Main St.).

•	After the second traffic light, you will go less than a mile and take a left onto Demeritt Place which is a small street on the left between a Sunoco Station and a Chevrolet dealership.

•	Once on Demeritt Place, go over the train tracks and you’ll see two GMCR buildings. The Administration & Finance Offices are in the building to the left.

From Burlington, VT

•	Take I-89 South to Exit 10 (Waterbury/Stowe).

•	Come off the Exit 10 ramp and veer to the right onto Rt. 100 South.

•	You will come to an immediate “T” at which you take a left onto Rt. 100 South/Rt. 2 East (No. Main St.)

•	Go under the overpass and stay on this street, continue past two traffic lights (No. Main St. becomes So. Main St.).

•	After the second traffic light, you will go less than a mile and take a left onto Demeritt Place which is a small street on the left between a Sunoco Station and a Chevrolet dealership.

•	Once on Demeritt Place, go over the train tracks and you’ll see two GMCR buildings. The Administration & Finance Offices are in the building to the left.

From Waitsfield/Warren, VT

•	Take Rt. 100 North towards Duxbury/Waterbury.

•	Rt. 100 comes to a “T” with Rt. 2/Rt. 100.

•	Take a left onto Rt. 2 West/Rt. 100 North.

•	Go over the river and around the curve.

•	Take a right onto Demeritt Place which is a small street on the right between a Chevrolet dealership and a Sunoco Station.

•	Once on Demeritt Place, go over the train tracks and you’ll see two GMCR buildings. The Administration & Finance Offices are in the building to the left.

For further assistance:

Call Green Mountain Coffee Roasters — Investor Services at (802) 244-5621.

APPENDIX C

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I. PURPOSE

The Audit Committee is appointed by the Board of Directors (the “Board”) to oversee the accounting and financial reporting processes and the audits of the financial statements of Green Mountain Coffee Roasters, Inc. (the “Company”), including monitoring the integrity of the financial reports and other financial information of the Company; compliance by the Company with legal and regulatory requirements; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the independence and performance of the Company’s registered public accounting firm engaged to audit and review the Company’s financial statements (the “Auditors”) and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

II. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined by the NASD Marketplace Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Act”). Furthermore, no director shall be appointed to serve on the Audit Committee if they have participated in the preparation of the financial statements of the Company at any time during the past three years. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four or more times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing function and representatives from the Auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the Auditors and management quarterly to review the Company’s financials consistent with the responsibilities and duties of the Committee set forth herein.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

•	Be directly solely responsible for the appointment, evaluation and replacement of any registered public accounting firm employed by the Company for the purpose or preparing or issuing an audit report or related work (the “Auditors”);

•	Be directly solely responsible for oversight of the work of Auditors;

•	Determine appropriate compensation for the Auditors in connection with audit related services to the Company;

•	Review with management and the Auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) and review and consider with such accounting firm the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended from time to time;

•	Review significant financial reporting issues and judgments made by management and the Auditors in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transactions as to which management obtained SAS No.50 letters;

•	Review with management and the Auditors the financial statements to be included in the Company’s Quarterly Report on Form 10-Q and review and consider with such accounting firm the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended from time to time;

•	Establish and, from time to time, review and reassess, procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters;

•	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the Auditors, management or internal auditors;

•	Provide approval prior to the engagement of the Auditors to perform any non-audit services for the Company, determine appropriate compensation for such services and disclose such approval to investors in all periodic reports required by Section 13(a) of the Exchange Act of 1934, as amended;

•	Receive periodic reports from the Auditors which show all critical accounting policies and practices used in connection with the Company’s audit; all alternative treatments of financial information with GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor; and other material written communications between the Auditor and management, such as any management letter or schedule of unadjusted differences;

•	Receive from the Auditors a formal written statement delineating all relationships between the Auditor and the Company, consistent with Independence Standards Board Standard 1, and be responsible for actively engaging in a dialogue with the Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the board of directors take appropriate action to oversee the independence of the Auditor;

•	Evaluate whether management is properly and adequately emphasizing the importance of internal control measures throughout the organization;

•	Respond to and oversee corrective action in connection with reports by executive officers of deficiencies in the design or operation of internal controls or fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls;

•	Resolve disagreements between management and the Auditors regarding financial reporting;

•	Engage independent counsel and other advisers, as it determines necessary to carry out its duties, and determine appropriate compensation for such counsel and advisors;

•	Approve all transactions that would be required to be reported as related party transactions pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management.

V. RESOURCES AND AUTHORITY

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities and the Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for the payment of: (1) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (2) compensation to any advisers employed by the Committee pursuant to this Charter; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.